UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to § 240.14a-12
Chubb Limited

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

NOTICE AND PROXY STATEMENT
FOR AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 3, 2021
September   , 2021
TO THE SHAREHOLDERS OF CHUBB LIMITED:
Notice is hereby given that a special meeting of shareholders of Chubb Limited, called an Extraordinary General Meeting, will be held at 3:00 p.m. Central European Time on November 3, 2021, at the offices of Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland, to vote upon the following matters:
1.
Ratification of the share repurchase program ending June 30, 2022

2.
Reduction of share capital

On July 19, 2021, Chubb’s Board of Directors authorized a share repurchase program enabling Chubb to repurchase up to $5 billion of its Common Shares for cancellation purposes through June 30, 2022. By obtaining shareholder ratification of this share repurchase program and dedicating the repurchased shares for future cancellation, the repurchased shares will not be subject to a Swiss law limitation on treasury shares relative to total share capital. The Board is also requesting shareholders approve a share capital reduction by cancelling the 14,465,400 shares repurchased during the first six months of 2021 under a prior share repurchase authorization and effecting a related amendment to Chubb’s Articles of Association.
The Board of Directors recommends that you vote your shares “FOR” the above proposals. Chubb’s share repurchase program is an effective tool to deliver returns to shareholders and reflects our strong confidence in both our near- and longer-term earnings power and growth momentum. Approval of both proposals will ensure that we continue to maintain the flexibility to utilize repurchasing our Common Shares, at management’s discretion, as a means to efficiently manage capital and deliver significant value to our shareholders.
The Board of Directors has fixed the close of business on September 10, 2021 as the record date for determining Chubb shareholders entitled to vote at the meeting, except as provided in “Who is entitled to vote?” in the proxy statement.
Due to the coronavirus (COVID-19) pandemic and in accordance with COVID-19 regulations issued by the Swiss government, in-person attendance at the Extraordinary General Meeting by shareholders is not permitted, and shareholders may only exercise their voting rights by providing proxy voting instructions in advance of the meeting. See “Information About the Extraordinary General Meeting and Voting” in the proxy statement for further information.
Your vote is important. Please vote as promptly as possible by following the instructions in the proxy statement or on your proxy card. If you later desire to revoke or change your proxy for any reason, you may do so in the manner described in the proxy statement. For further information concerning the agenda items being voted on, use of the proxy or related matters, you are urged to read the proxy statement.
By Order of the Board of Directors,
Joseph F. Wayland
Executive Vice President, General Counsel and Secretary
Zurich, Switzerland

Cautionary Statement Regarding Forward-Looking Statements:
Forward-looking statements made in this proxy statement, such as statements regarding share repurchases and cancellations, and our expectations and intentions and other statements that are not historical facts, reflect the Company’s current views with respect to future events and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. Additional information regarding factors that could cause differences from these forward-looking statements appears in the Company’s filings with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited
Bärengasse 32
CH-8001 Zurich, Switzerland

Proxy Statement
For the Extraordinary General Meeting
To Be Held on November 3, 2021

Information About the Extraordinary General Meeting and Voting
References in this proxy statement to “$” and “USD” are to United States dollars and references to “CHF” are to Swiss francs.
Why did you send me this proxy statement?
We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your vote for an Extraordinary General Meeting of Chubb Limited (which we refer to as we, us, our, Chubb or the Company), which will be held at 3:00 p.m. Central European Time on Wednesday, November 3, 2021, at the offices of Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland. We will begin mailing these proxy materials on or about September 17, 2021, to all shareholders entitled to vote.
This proxy statement summarizes the information you need relating to the Extraordinary General Meeting, including how to vote your shares. You may simply complete, sign and return the enclosed proxy card if you are a registered holder or the enclosed voting instruction card if you are a beneficial holder of shares in “street name,” as described below.
Due to the coronavirus (COVID-19) pandemic and in accordance with COVID-19 regulations issued by the Swiss government, in-person attendance at the Extraordinary General Meeting by shareholders is not permitted, and therefore we urge you to vote in advance of the Extraordinary General Meeting (see “Can I vote in person at the Extraordinary General Meeting?”).
How do I access proxy materials on the Internet?
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on Wednesday, November 3, 2021
Proxy materials for the Extraordinary General Meeting will be available on or about September 17, 2021 at envisionreports.com/cb. If you hold shares through a broker or intermediary, that person or institution will provide instructions on how to access proxy materials on the Internet.
This proxy statement will also be available, together with the form of proxy card, on the Company’s website in the Investor Relations section at investors.chubb.com/investor-relations/shareholder-resources/shareholder-meeting-materials.
You may also request a printed copy of the proxy materials by contacting Chubb Limited Investor Relations at +1 (212) 827-4445 or investorrelations@chubb.com.
What agenda items will be voted on at the Extraordinary General Meeting?
The following agenda items are scheduled to be voted on at the Extraordinary General Meeting:
1.
Ratification of the share repurchase program ending June 30, 2022 (see page 7)

2.
Reduction of share capital (see page 8)

Our Board recommends that you vote your shares “FOR” each of Agenda Items 1 and 2.
Who is entitled to vote?
September 10, 2021 is the record date for the Extraordinary General Meeting. On that date, we had             Common Shares outstanding. Our Common Shares, par value of CHF 24.15 per share, are our only class of voting stock.
Beneficial owners of shares held in “street name” and shareholders of record with voting rights at the close of business on September 10, 2021 are entitled to vote at the Extraordinary General Meeting, except as provided below.

•
If you are a beneficial holder of shares held in “street name” and ask to become a shareholder of record for those shares after September 10, 2021 but on or before October 21, 2021 and want to vote those shares at the Extraordinary General Meeting (by way of the independent proxy), you will need to obtain proxy materials by contacting Investor Relations by telephone at +1 (212) 827-4445 or via e-mail at investorrelations@chubb.com.

•
If you are a record holder of our shares (as opposed to a beneficial holder of shares held in “street name”) on September 10, 2021 but sell your shares prior to October 21, 2021, you will not be entitled to vote those shares at the Extraordinary General Meeting.

How many votes do I have?
Generally, you have one vote for each of our Common Shares that you own. However, if you own Controlled Shares (as defined in our Articles of Association) that constitute 10% or more of the issued Common Shares, then your voting rights with respect to those Controlled Shares will be limited, in the aggregate, to a voting power of approximately 10% pursuant to a formula specified in Article 14 of our Articles of Association. Our Articles of Association define Controlled Shares generally to include all shares of the Company directly, indirectly or constructively owned or beneficially owned by any person or group of persons.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
Most of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.
Shareholder of Record
If your shares are registered directly in your name, as registered shares entitled to voting rights, in our share register operated by our transfer agent, Computershare Inc., then you are considered the shareholder of record for those shares. The proxy materials are sent to you directly by us. You have the right to grant your voting proxy directly to the independent proxy (see “How do I vote by proxy given to the independent proxy if I am a record holder?” below). If you are a shareholder of record, you may vote electronically through the Internet by following the instructions provided on the proxy card.
Beneficial Owner
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” Your broker, bank or other nominee forwards the proxy materials to you since they are considered the shareholder of record for your shares. You have the right to direct your broker, bank or other nominee on how to vote your shares.
Your broker, bank or other nominee has enclosed directions for you to use in directing your broker, bank or other nominee how to vote your shares, which may contain instructions for voting by telephone or electronically through the Internet.
May I vote via the Internet, mail or telephone?
You may vote over the Internet or by completing a proxy card and mailing it in the return envelope provided. We encourage you to vote over the Internet because we can tabulate your vote faster than by mail.
There are separate Internet arrangements depending on whether you are a shareholder of record or a beneficial owner (holding your shares in “street name”).
•
If you are a shareholder of record, you may vote electronically through the Internet by following the instructions provided on the proxy card included with the proxy materials mailed to you. Telephone voting for record holders is not permitted.

•
If you are a beneficial owner and hold your shares in “street name,” you may need to contact your bank or broker to determine whether you will be able to vote by telephone or electronically through the Internet.

The Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly.
How do I vote by proxy given to an independent proxy if I am a record holder?
If you are a record holder, then you may appoint the independent proxy by voting over the Internet or by completing the proxy card and mailing it in the return envelope provided. At our 2021 annual general meeting, on May 20, 2021, Homburger AG, a Swiss law firm, was elected by our shareholders as our independent proxy until the conclusion of the 2022 annual general meeting.

If you vote over the Internet or properly fill in your proxy card appointing the independent proxy as your proxy and send it in time to vote, the independent proxy will vote your shares as you have directed. If you do not make specific choices on the Internet voting website or your signed proxy card, then the independent proxy will vote your shares as recommended by the Board of Directors.
If new agenda items (other than those in the notice of meeting) or new proposals or motions with respect to the agenda items set forth in the notice of meeting are put before the Extraordinary General Meeting, then by signing the proxy card (including electronically through the Internet), you direct the independent proxy, acting as your proxy and in the absence of instructions otherwise, to vote in accordance with the recommendation of the Board of Directors. The independent proxy will not make statements, submit proposals or ask questions of the Board of Directors on behalf of shareholders.
As of September   , 2021, we knew of no matters that needed to be acted on at the Extraordinary General Meeting other than those discussed in this proxy statement.
In order to assure that your votes, as a record holder, are tabulated in time to be voted at the Extraordinary General Meeting, you must complete your voting over the Internet or submit your proxy card so that it is received by 12:00 p.m. Eastern Time (5:00 p.m. Central European Time) on November 2, 2021.
How do I give voting instructions if I am a beneficial holder?
If you are a beneficial owner of shares, your broker will ask you how you want your shares to be voted. If you give the broker instructions, the broker will vote your shares as you direct. If your broker does not receive instructions from you about how your shares are to be voted, one of two things can happen, depending on the type of proposal. Pursuant to the rules of the New York Stock Exchange (NYSE), brokers have discretionary power to vote your shares with respect to “routine” matters but not on “non-routine” matters. We believe that each of Agenda Items 1 and 2 will be considered routine under NYSE rules and therefore that brokers will have discretionary power to vote your shares on both of these Agenda Items. However, it is important that you provide instructions to your broker so that your shares are voted with respect to these Agenda Items if the NYSE were to treat them as non-routine. See “How are votes counted?” for more information.
In order to assure that your votes, as a beneficial holder, are tabulated in time to be voted at the Extraordinary General Meeting, you must submit your voting instructions so that your broker will be able to vote by 11:59 p.m. Eastern Time on November 1, 2021.
May I revoke or change my proxy?
Yes. If you change your mind after you vote, you may revoke or change your proxy by following the procedures described below.
•
For record holders wishing to change their proxy, vote again by following the instructions for Internet voting on your proxy card, or send in a signed proxy card with a later date. The latest received proxy will be counted. Record holders may request a new proxy card from our transfer agent, Computershare Inc., by phone at +1 (877) 522-3752 (within the U.S.) or +1 (201) 680-6898 (outside the U.S.);

•
For record holders wishing to revoke their proxy, send a letter revoking your proxy directly to the independent proxy, Homburger AG, Attention: Dr. Claude Lambert, Prime Tower, Hardstrasse 201, CH-8005 Zurich, Switzerland; or

•
For beneficial owners, follow the voting instructions provided by your broker, bank or other nominee to change your proxy and the latest received vote will be counted; to revoke your proxy, contact your broker, bank or other nominee.

If you wish to revoke or change your proxy, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.
Can I vote in person at the Extraordinary General Meeting?
Due to the COVID-19 pandemic and in accordance with COVID-19 regulations issued by the Swiss government, shareholders will not be permitted to attend the Extraordinary General Meeting in person. Therefore, you will not be able to vote in person at the Extraordinary General Meeting. While participants necessary to conduct the Extraordinary General Meeting in compliance with Swiss law will be present at the meeting location, shareholders may only exercise their voting rights by providing proxy voting instructions in advance of the meeting. The independent proxy will vote in accordance with the instructions at the Extraordinary General Meeting.
These measures are being taken pursuant to Swiss law and in the interest of the health and well-being of our shareholders, employees, participants at the Extraordinary General Meeting and the general public, and due to uncertainties related to restrictions on travel and public gatherings.
How many shares need to be present to hold the Extraordinary General Meeting?
There is no quorum requirement under Swiss law.

Are Chubb shares subject to share blocking or re-registration?
No. Neither share blocking nor re-registration is required in order to vote Common Shares at the Extraordinary General Meeting.
The Company does not impose trading restrictions as a condition of voting its Common Shares, does not require that its Common Shares be deposited with a custodian or sub-custodian in order to be voted and does not instruct any custodians or sub-custodians that may receive deposits of Common Shares for voting to block those shares.
Common Shares that are beneficially held do not need to be re-registered into the name of the beneficial owners in order to vote.
Shareholders holding our Common Shares directly (i.e. not as beneficial holder via street name) and who are not yet registered as shareholders with voting rights in our share register operated by our transfer agent, Computershare Inc., must be properly registered in our share register in order to vote their shares directly. If you are a record holder and you received the proxy materials in the mail, then your shares are properly registered to vote, unless you sell your shares prior to October 21, 2021.
What vote is required to approve each agenda item?
The proposals relating to the Company’s share repurchase program (Agenda Item 1) and the reduction in share capital (Agenda Item 2) each require the affirmative vote of a majority of the votes cast at the Extraordinary General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots.
How are votes counted?
Your vote may be cast “FOR” or “AGAINST”, or you may instead “ABSTAIN.” Here is how to make sure your votes are counted:
•
If you are a record holder and sign your proxy card (including by electronic signature in the case of Internet voting) with no further instructions, then you direct the independent proxy to vote your shares in accordance with the recommendation of the Board on Agenda Items 1 and 2.

•
If you sign your broker voting instruction card with no further instructions, we believe your shares may be voted in your broker’s discretion on Agenda Items 1 and 2.

How will our directors and executive officers vote?
At the close of business on September 10, 2021, our directors and executive officers disclosed in the “How Many Shares Do Our Directors and Executive Officers Own?” table in this proxy statement owned and were entitled to vote an aggregate of        Common Shares, which represented approximately    % of our outstanding Common Shares. Each of our directors and executive officers have indicated their present intention to vote, or cause to be voted, their shares in favor of each of Agenda Items 1 and 2 at the Extraordinary General Meeting.
What is the effect of broker non-votes and abstentions?
A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Abstentions and broker non-votes will not have any impact on the agenda items being voted upon at the Extraordinary General Meeting.
What are the costs of soliciting these proxies and who will pay them?
The Company will pay all the costs of soliciting these proxies. Although we are mailing these proxy materials, our directors and employees may also solicit proxies by telephone, by fax or other electronic means of communication, or in person. We will reimburse brokers, banks and nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you. Alliance Advisors, LLC is assisting us with the solicitation of proxies for a fee of $15,000 plus out-of-pocket expenses and fees for telephone and e-mail solicitation, if used.
Where can I find the voting results?
We will publish the voting results in a Form 8-K that we will file with the U.S. Securities and Exchange Commission (SEC) by November 9, 2021. You will be able to find the Form 8-K on our website at investors.chubb.com/investor-relations/financials/sec-filings.
How can a shareholder, employee or other interested party communicate directly with the Board?
Our Board provides a process for shareholders, employees and other interested parties to send communications to the Board. If you want to contact the Board concerning accounting or auditing matters, then you may send an e-mail to the Chair of the Audit Committee at Chmnaudit@chubb.com. As to other matters, you may also contact:

•
the Board,

•
the non-management and independent directors,

•
the Chairman of the Board,

•
the Lead Director,

•
the Chair of any Board committee, or

•
any other director,

by sending an e-mail to LeadDirector@chubb.com. The Corporate Secretary also has access to these e-mail addresses. Alternatively, shareholders, employees and other interested parties may send written communications to the Board c/o Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland, although mail to Switzerland is not as prompt as e-mail. The Corporate Secretary will forward such communications to the Board to the Lead Director. Communication with the Board may be anonymous.
What is householding?
We may deliver only one copy of this proxy statement to shareholders residing at the same address, unless the shareholders have notified the Company of their desire to receive multiple copies. This is known as householding. Householding reduces the volume of duplicate information received at your household and helps us to reduce our costs.
The Company will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any shareholder residing at an address to which only one copy was mailed. You can obtain additional copies by contacting Investor Relations by telephone at +1 (212) 827-4445 or via e-mail at investorrelations@chubb.com.
Shareholders residing at the same address may request householding or revoke householding by contacting, for beneficial owners, their broker or bank, or, for record holders, our transfer agent Computershare by phone at +1 (877) 522-3752 (within the U.S.) or +1 (201) 680-6898 (outside the U.S.) or by mail at P.O. Box 505000, Louisville, Kentucky 40233-5000 USA.
Organizational Matters Required by Swiss Law
Important Notice Regarding Admission to the Extraordinary General Meeting
As described in “Can I vote in person at the Extraordinary General Meeting?” above, due to the COVID-19 pandemic, the Swiss government has authorized Swiss companies to direct that shareholders may only exercise their rights by proxy and not in person. While participants necessary to conduct the Extraordinary General Meeting in compliance with Swiss law will be present at the meeting location, in-person attendance by shareholders is not permitted. Shareholders may only exercise their rights by providing voting instructions in advance of the Extraordinary General Meeting. The independent proxy will vote in accordance with the instructions at the Extraordinary General Meeting.
Shareholders who are registered in the share register on September 10, 2021 will receive this proxy statement and a proxy card from our share registrar. Beneficial owners of shares will receive proxy materials, including a voting instruction form, from their broker, bank, nominee or custodian acting as shareholder of record to indicate how they wish their shares to be voted.
Each share carries one vote. The exercise of the voting right is subject to the voting restrictions set out in our Articles of Association, a summary of which is described in “How many votes do I have?” above.
Beneficial owners of shares held in “street name” and shareholders of record with voting rights at the close of business on September 10, 2021 are entitled to vote at the Extraordinary General Meeting, except that shareholders who, upon application, become registered as shareholders with respect to their shares in our share register after September 10, 2021 but on or before October 21, 2021 and wish to vote those shares at the Extraordinary General Meeting (by way of the independent proxy) will need to obtain proxy materials by contacting Investor Relations by telephone at +1 (212) 827-4445 or via e-mail at investorrelations@chubb.com. Shareholders registered in our share register (as opposed to beneficial holders of shares held in “street name”) who have sold their shares prior to October 21, 2021 are not entitled to vote those shares at the Extraordinary General Meeting.
Granting of Proxy to the Independent Proxy
If you are a shareholder of record, you have the right to grant your voting proxy directly to the independent proxy, Homburger AG, Prime Tower, Hardstrasse 201, CH-8005 Zurich, Switzerland, in the sense of Article 689c of the Swiss Code of Obligations by completing, signing and submitting the corresponding proxy card (including electronically). For further information, refer to “How do I vote by proxy given to the independent proxy if I am a record holder?”.
Proxies granted to the independent proxy must be received no later than 5:00 p.m. Central European Time (12:00 p.m. Eastern Time) on November 2, 2021.

By signing the proxy card (including electronically) and if no other instructions are given, the shareholder instructs the independent proxy to vote in accordance with the position of the Board of Directors as to each agenda item. If a new agenda item or a new proposal for an existing agenda item is put before the Extraordinary General Meeting and no other instructions are given, the shareholder instructs the independent proxy to vote in accordance with the position of the Board of Directors. In case a shareholder invalidates these general instructions and does not provide any other instructions, the independent proxy must abstain from voting on the shareholder’s behalf.
Annual Report of Chubb Limited
The Chubb Limited 2020 Annual Report containing the Company’s audited consolidated financial statements with accompanying notes and its audited statutory standalone financial statements prepared in accordance with Swiss law, the Company’s Swiss law compensation report, management report, the statutory auditor’s report, as well as additionally required Swiss disclosures, is available on the Company’s website in the Investor Relations section at investors.chubb.com/investor-relations/financials/annual-reports. Copies of this document may be obtained without charge by contacting Chubb Limited Investor Relations by telephone at +1 (212) 827-4445 or via e-mail at investorrelations@chubb.com. Copies may also be physically inspected at the offices of Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland.
Publication of Invitation in Switzerland
In accordance with Swiss law and our Articles of Association, the formal and authoritative invitation to the Extraordinary General Meeting will be published at least 20 days prior to the meeting in the Swiss Official Commercial Gazette.

Agenda Item 1: Ratification of the Share Repurchase Program Ending June 30, 2022
Agenda Item
Our Board of Directors proposes that shareholders ratify the Company’s share repurchase program, which authorizes the Company, at its discretion, to repurchase Common Shares for cancellation purposes in an aggregate value of up to
$5 billion through June 30, 2022. The shares repurchased under this authority are dedicated for cancellation and will not be subject to the 10% limitation on treasury shares relative to total share capital under Swiss law.
Explanation
On July 19, 2021, our Board of Directors authorized a share repurchase program enabling the Company to repurchase, at its discretion, up to $5 billion of Common Shares through June 30, 2022 (the Share Repurchase Program). We have begun repurchasing shares under the Share Repurchase Program in accordance with our Board’s authorization. Based on the closing price of our Common Shares of $183.02 on the NYSE on September 1, 2021, this repurchase authority represents approximately 5.8% of our total share capital issued at the time of the Extraordinary General Meeting.
Article 659 of the Swiss Code of Obligations requires that the number of treasury shares a company carries cannot exceed 10% of total issued share capital. By obtaining shareholder ratification of the Share Repurchase Program and dedicating repurchased shares to future cancellation, shares acquired will be exempt from the 10% limitation for treasury shares and will not be subject to Swiss statutory restrictions prior to the cancellation of such shares following a subsequent shareholder vote. All shares acquired under the Share Repurchase Program are intended to be cancelled, and upon repurchase will be earmarked for cancellation. We intend to cancel all shares repurchased under the Share Repurchase Program through December 31, 2021 at our 2022 annual general meeting, and all shares repurchased from January 1, 2022 through June 30, 2022 at our 2023 annual general meeting.
Our Board believes it is in the best interest of the Company and shareholders that shareholders ratify the Share Repurchase Program. The power to authorize the Company’s ability to repurchase shares is derived from the Board. Obtaining shareholder approval of the Share Repurchase Program and the related dedication of shares to future cancellation will have the benefit of exempting repurchases from the Swiss law 10% treasury share limit and will therefore provide us with sustained flexibility to repurchase our Common Shares and deliver significant value and returns to our shareholders through share repurchases.
Our core capital management philosophy is to maintain capital flexibility for risk and growth and return to shareholders capital in excess of that. The Share Repurchase Program is an effective tool to deliver returns to shareholders and reflects our strong confidence in both our near- and longer-term earnings power and growth momentum. The level of our Share Repurchase Program also enables us to maintain a sufficient level of capital to support our ability to pursue growth opportunities that may arise consistent with our long-term strategy.
The timing and volume of any share repurchases under the Share Repurchase Program will remain subject to determinations by management in its discretion in accordance with the Board’s authorization.
What Happens if Shareholders Do Not Approve this Proposal?
If the shareholders do not approve this proposal, the Board will consider the reasons that the shareholders did not approve the proposal, if known, and will seek shareholder reconsideration of the proposal or a revised proposal at another general meeting of shareholders. If shareholders do not approve this proposal, we may still continue repurchases within the limits of Swiss law, but the full implementation of the Share Repurchase Program would be adversely impacted because we would be restricted in our capital management flexibility and in our ability to return capital to shareholders through share repurchases at times and volumes management determines to be appropriate.
Voting Requirement to Approve Agenda Item
The affirmative “FOR” vote of the majority of the votes cast at the Extraordinary General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
Recommendation of the Board
Our Board of Directors recommends a vote “FOR” the ratification of our Share Repurchase Program.

Agenda Item 2: Reduction of Share Capital
Agenda Item
Our Board of Directors is asking shareholders to approve that:
i.
the share capital be reduced by CHF 349,339,410 from CHF 11,447,609,903.10 to CHF 11,098,270,493.10 by cancelling 14,465,400 registered shares with a nominal value of CHF 24.15 each, all of which are held in treasury;

ii.
it be acknowledged that according to the special audit report prepared by PricewaterhouseCoopers AG (Zurich), the claims of creditors will be covered despite the capital reduction; and

iii.
Article 3(a) of the Articles of Association be amended as set forth below under “Explanation.”

Explanation
As further described in Agenda Item 1, Swiss law imposes certain requirements on the use of repurchased shares and the number of treasury shares a company can carry relative to total share capital.
To ensure we maintain capital management flexibility and enable us to continue to return capital to shareholders through share repurchases, our Board of Directors believes it is advisable and in the best interests of the Company to cancel the 14,465,400 Common Shares that were repurchased under our prior $2.5 billion Board-authorized share repurchase program from January 1, 2021 through June 30, 2021, and accordingly effect the reduction of the share capital of Chubb Limited by approval of an amendment to Article 3(a) of our Articles of Association.
PricewaterhouseCoopers AG (Zurich), the Company’s statutory auditor, will deliver a report to the Extraordinary General Meeting confirming that the claims of creditors are fully covered despite the capital decrease as per article 732, paragraph 2 of the Swiss Code of Obligations. The auditor’s report will be available at least 20 days prior to the Extraordinary General Meeting at investors.chubb.com/investor-relations/shareholder-resources/shareholder-meeting-materials. Upon request, shareholders may also receive a copy of the report free of charge by contacting Chubb Limited Investor Relations by telephone at +1 (212) 827-4445 or via e-mail at investorrelations@chubb.com. Copies may also be physically inspected at the offices of Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland.
The capital reduction by cancellation of shares can only be accomplished after publication of three notices to creditors and a subsequent two-month waiting period in accordance with Swiss law. Such notices to creditors will be published after the Extraordinary General Meeting in the Swiss Official Gazette of Commerce. The capital reduction will then be registered and become effective.
As a Swiss company, Chubb Limited is required to submit both the English and the (authoritative) German versions of the proposed amendment to its Articles of Association, pursuant to which Article 3(a) of the Articles of Association would read as follows:
Artikel 3 Aktienkapital	Article 3 Share Capital

a)
Das Aktienkapital der Gesellschaft beträgt CHF 11’098’270’493.10 und ist eingeteilt in 459’555’714 auf den Namen lautende Aktien im Nennwert von CHF 24.15 je Aktie. Das Aktienkapital ist vollständig liberiert.

a)
The share capital of the Company amounts to CHF 11,098,270,493.10 and is divided into 459,555,714 registered shares with a nominal value of CHF 24.15 per share. The share capital is fully paid-in.

[b) bleibt unverändert.]	[b) remains unchanged.]
What Happens if Shareholders Do Not Approve this Proposal?
If the shareholders do not approve this proposal, the Board will consider the reasons that the shareholders did not approve the proposal, if known, and will seek shareholder reconsideration of the proposal or a revised proposal at another general meeting of shareholders. If shareholders do not approve this proposal, we may be restricted in our capital management flexibility and in our ability to return capital to shareholders through our share repurchases.

Voting Requirement to Approve Agenda Item
The affirmative “FOR” vote of the majority of the votes cast at the Extraordinary General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
Recommendation of the Board
Our Board of Directors recommends a vote “FOR” the approval of a share capital reduction and related amendment to our Articles of Association.

Information About Our Share Ownership
How Many Shares Do Our Directors and Executive Officers Own?
The following table sets forth information, as of August 31, 2021, with respect to the beneficial ownership of Common Shares by executive officers whose compensation was reported in the proxy statement, dated April 5, 2021, for our 2021 annual general meeting (named executive officers), by each of our directors, and by all our directors and executive officers as a group. Unless otherwise indicated, the named individual has sole voting and investment power over the Common Shares listed in the Common Shares Beneficially Owned column. The Common Shares listed for each director and named executive officer, and for all directors and executive officers as a group, constitute less than 1% of the outstanding Common Shares.
Name of Beneficial Owner	Common Shares Beneficially Owned	Common Shares Subject to Options1	Restricted Common Shares2
Evan G. Greenberg3 4 10 11	768,573	702,661	163,646
Philip V. Bancroft4 10 11	27,260	109,668	23,208
John W. Keogh3 10	183,259	221,635	69,082
Paul J. Krump10 11 12	47,491	1	29,988
John J. Lupica3 10	149,020	163,865	59,142
Michael G. Atieh5 6 7	16,449	—	1,083
Sheila P. Burke13 14	5,244	—	1,083
Mary Cirillo6	26,070	—	1,956
Michael P. Connors	14,279	—	1,083
Robert J. Hugin8	13,251	—	1,836
Robert W. Scully9	42,802	—	2,047
Eugene B. Shanks, Jr.	11,369	—	1,083
Theodore E. Shasta	15,017	—	1,083
David H. Sidwell	11,150	—	1,083
Olivier Steimer6	19,251	—	1,083
Luis Téllez	—	—	1,083
Frances F. Townsend	1,290	—	1,083
All directors and executive officers as a group (22 individuals)15	1,677,877	1,482,587	458,857

1
Represents Common Shares that the individual has the right to acquire within 60 days of August 31, 2021 through option exercises.

2
Represents Common Shares with respect to which the individual has the power to vote (but not to dispose of).

3
Messrs. Greenberg, Keogh and Lupica share with other persons the power to vote and/or dispose of 72,085 shares, 7,978 shares and 88,700 shares, respectively, of the Common Shares listed. Of the Common Shares listed as held by all directors and executive officers as a group (including those in the immediately preceding sentence), the power to vote and/or dispose of 171,098 Common Shares is shared with other persons.

4
Mr. Greenberg has pledged 240,000 of the Common Shares beneficially owned by him and Mr. Bancroft has pledged 27,259 of the Common Shares beneficially owned by him. The amount included in the table for Mr. Greenberg also contains 295,669 additional pledged Common Shares that are owned by LLCs in which Mr. Greenberg has disclaimed beneficial ownership and has no pecuniary interest. In each of the cases in this footnote, such pledging is consistent with the Company’s share pledging policy under which, effective January 2017, new pledging of any Chubb shares owned by executive officers or directors is prohibited.

5
Included in these amounts are Common Shares that will be issued to the director immediately upon his separation from the Board. These Common Shares relate to vested stock units granted as directors compensation and associated dividend reinvestment accruals. The number of such Common Shares at August 31, 2021 included in the above table for Mr. Atieh is 15,601 shares.

6
Not included in these amounts are Common Shares that will be issued to the director no earlier than six months following his or her separation from the Board. Such Common Shares relate to deferred restricted stock units granted as directors compensation and associated dividend reinvestment accruals. The number of such Common Shares at August 31, 2021 not included in the above table for each director is as follows: Mr. Atieh (21,051), Ms. Cirillo (15,261) and Mr. Steimer (3,697).

7
Includes 847 shares held by a family foundation. Mr. Atieh has no pecuniary interest in these shares.

8
Includes 335 shares held by Mr. Hugin’s sons, of which Mr. Hugin disclaims beneficial ownership.

9
Includes 2,775 shares held by Mr. Scully’s daughter, of which Mr. Scully disclaims beneficial ownership.

10
Not included in these amounts are Restricted Common Shares representing a premium performance award with respect to the performance share awards granted in 2019, 2020 and 2021. Such Restricted Common Shares will vest on the third anniversary, subject to the satisfaction of certain service and performance-based criteria. Such shares will not be entitled to vote until vested. Dividends will be accumulated and distributed only when, and to the extent, that the shares have vested. The number of such Restricted Common Shares at August 31, 2021 not included in the above table for each named executive officer is as follows: Mr. Greenberg (106,370), Mr. Bancroft (14,625), Mr. Keogh (36,793), Mr. Krump (19,493) and Mr. Lupica (25,627).

11
Not included in these amounts are Restricted Stock Unit (RSU) awards granted in 2019 and 2020 for Mr. Greenberg and in 2019, 2020 and 2021 for Messrs. Bancroft and Krump. Such RSUs will vest evenly over four years. RSUs will not be entitled to vote until vested. Upon vesting, one Common Share will be delivered for each vested RSU. The number of such RSUs at August 31, 2021 not included in the above table for each named executive officer is as follows: Mr. Greenberg (25,125), Mr. Bancroft (9,178) and Mr. Krump (11,355).

12
Not included are 9,685 fully vested Deferred Stock Units held by Mr. Krump that will not be payable, unless further deferred, until six months after separation from service.

13
Not included in these amounts are fully vested Market Value Units payable in Common Shares that will be paid out three months after separation from service, unless further deferred by the director. The number of such Common Shares at August 31, 2021 for Ms. Burke is 10,921.

14
Not included in these amounts are fully vested Deferred Stock Units that will not be payable, unless further deferred by the participant, until the 90th day after the earliest to occur of the director’s (i) death, (ii) disability, or (iii) separation from service. The number of such Common Shares at August 31, 2021 for Ms. Burke is 28,837.

15
Includes shares beneficially owned by Mr. Bancroft, a named executive officer. Mr. Bancroft retired from the position of Chief Financial Officer of the Company effective July 1, 2021, and is no longer an executive officer of the Company.

Which Shareholders Own More than 5% of Our Shares?
The following table sets forth information regarding each person, including corporate groups, known to us to own beneficially or of record more than 5% of our outstanding Common Shares as of December 31, 2020.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
The Vanguard Group1 100 Vanguard Blvd. Malvern, Pennsylvania 19355	35,934,796	7.96%
BlackRock, Inc.2 55 East 52nd Street New York, New York 10055	29,455,172	6.5%
Wellington Management Group LLP3 c/o Wellington Management Company LLP 280 Congress Street Boston, Massachusetts 02210	27,670,712	6.13%
T. Rowe Price Associates, Inc.4 100 E. Pratt Street Baltimore, Maryland 21202	23,852,906	5.2%
Capital International Investors5 333 South Hope Street, 55th Fl Los Angeles, CA 90071	23,360,900	5.2%

1
Based on a Schedule 13G/A filed by The Vanguard Group on February 10, 2021. The Vanguard Group, together with certain of its wholly owned subsidiaries acting as investment managers, may be deemed to have had beneficial ownership of 35,934,796 shares of common stock. No one person was known to have an interest with respect to more than 5% of the class of shares. The Vanguard Group had shared voting power over 734,467 shares, sole dispositive power over 33,963,878 shares, and shared dispositive power over 1,970,918 shares.

2
Based on a Schedule 13G/A filed by BlackRock Inc. on January 29, 2021. BlackRock, together with certain of its affiliates, may be deemed to have had beneficial ownership of 29,455,172 shares of common stock. No one person was known to have an interest with respect to more than 5% of the class of shares. BlackRock had sole voting power over 25,125,990 shares and sole dispositive power over 29,455,172 shares.

3
Based on a Schedule 13G/A filed by Wellington Management Group LLP on February 3, 2021. Wellington Management may be deemed to have had beneficial ownership of 27,670,712 shares of common stock that are owned by investment advisory clients, none of which is known to have such interest with respect to more than 5% of the class of shares. Wellington Management had shared voting power over 26,903,578 shares and shared dispositive power over 27,670,712 shares.

4
Based on a Schedule 13G/A filed by T. Rowe Price Associates, Inc. (Price Associates) on February 16, 2021. Price Associates may be deemed to have had beneficial ownership of 23,852,906 shares of common stock. Price Associates had sole voting power over 10,999,063 shares and sole dispositive power over 23,852,906 shares. These shares are owned by various individual and institutional investors which Price Associates serves as an investment adviser with power to direct investments and/or sole power to vote the securities, none of which is known to have such interest with respect to more than 5% of the class of shares. For the purposes of the reporting requirements of the Securities Exchange Act of 1934 (Exchange Act), Price Associates is deemed to be a beneficial owner of such shares; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such shares.

5
Based on a Schedule 13G filed by Capital International Investors (Capital International), a division of Capital Research and Management Company, on February 16, 2021. Capital International may be deemed to have had beneficial ownership of 23,360,900 shares of common stock as a result of acting as investment adviser in accordance with the rules of the Exchange Act. Capital International had sole voting power over 23,113,748 shares and sole dispositive power over 23,360,900 shares. No one person was known to have an interest with respect to more than 5% of the class of shares. For the purposes of the reporting requirements of the Exchange Act, Capital International is deemed to be a beneficial owner of such shares; however, Capital International expressly disclaims that it is, in fact, the beneficial owner of such shares.

Shareholder Submitted Agenda Items for an Annual General Meeting
How do I submit a matter for inclusion in the next annual general meeting proxy material?
If you wish to submit a matter to be considered for inclusion in the proxy material for the 2022 annual general meeting, please send it to the Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland.
Under the SEC’s rules, proposed agenda items must be received no later than December 8, 2021 and otherwise comply with the SEC requirements under Rule 14a-8 of the Exchange Act to be eligible for inclusion in the Company’s 2022 annual general meeting proxy statement.
How do I submit an additional item for the agenda at an annual general meeting?
In addition to the SEC rules for inclusion of shareholder proposals in a company’s proxy material, under Swiss law, one or more shareholders of record owning registered shares with an aggregate nominal value of CHF 1,000,000 or more (41,408 shares, as of September 10, 2021) can ask that an item be put on the agenda of a shareholders’ meeting. The request must be made at least 45 days prior to the shareholders meeting. Any such requests should be sent to the Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland.
However, any such requests received after December 8, 2021 or not otherwise compliant with the SEC requirements for shareholder proposals may not be eligible for inclusion in the proxy material for the 2022 annual general meeting.
New proposals or motions with regard to existing agenda items generally are not subject to the restrictions noted above and can be made at the meeting by each shareholder attending or represented.

Your vote matters — here’s how to vote! You may vote online instead of mailing this card. Votes submitted electronically must be received by 12:00 p.m. Eastern Time (5:00 p.m. Central European Time) on November 2, 2021 Online Go to www.envisionreports.com/CB or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/CB Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.Extraordinary Meeting Proxy Card q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q CHUBB LIMITED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS + The undersigned hereby appoints Homburger AG as independent proxy, and hereby authorizes it to represent and to vote, as directed below, all the Common Shares of Chubb Limited that the undersigned is entitled to vote at the Extraordinary General Meeting to be held at 3:00 p.m. Central European Time on November 3, 2021 at the Company’s offices at Bärengasse 32, CH-8001 Zurich, Switzerland. This proxy, when properly executed, will be voted as the undersigned directs herein. If no specific instructions are given herein, the undersigned hereby instructs the independent proxy to vote “FOR” each of Agenda Items 1 and 2. If a new agenda item or a new proposal for an existing agenda item is put before the Extraordinary General Meeting and no specific instructions are given herein, the undersigned hereby instructs the independent proxy to vote in accordance with the position of the Board of Directors. In order to assure that your votes are tabulated in time to be voted at the Extraordinary General Meeting, you must submit your proxy card so that it is received by 12:00 p.m. Eastern Time (5:00 p.m. Central European Time) on November 2, 2021. A Proposals — The Board of Directors of the Company recommends that you vote your shares “FOR” each of the Agenda Items 1 and 2. For Against Abstain 1. Ratification of the share repurchase program ending June 30, 2022 2. Reduction of share capital If a new agenda item or a new proposal for an existing agenda item is put before the meeting, I/we hereby authorize and instruct the independent proxy to vote as follows: In accordance with the position of the Board of Directors Against new items and proposals Abstain * Please see reverse side for required signature 1 U P X + 03I85C

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. B Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. C Authorized Signatures This section must be completed for your vote to be counted. Date and Sign Below Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. +